SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     Form 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      October 22, 2004
                                                _____________________________



                                 ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)


Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________

Item 5.      Other events.

             Incorporated by reference is a press release issued by the Registrant on October 8, 2004, attached as Exhibit 01, disussing a decision by the Board of Directors to defer the annual dividend.

Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release announcing a decision by the Alico Board of directors to defer payment of the annual dividend pending the recommendation of special counsel concerning a restructuring request and a purchase offer.

                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





 				            /s/ W. BERNARD LESTER
October 22, 2004                       By________________________________
__________________		        W. Bernard Lester, President
Date					         (Signature)






























EXHIBIT INDEX



Exhibit
Number	Description

01          Press release issued October 8, 2004


October 8, 2004

FOR IMMEDIATE RELEASE

National Circuit
La Belle, Florida


Alico, Inc. special committee engages advisors, Board of Directors defers annual dividend


LABELLE, Fla. (October 8, 2004) - Alico, Inc. (Nasdaq: ALCO), a La Belle, Florida agribusiness company, announced today that the special committee of it's Board of Directors has retained Latham & Watkins, LLP as special counsel to the committee and UBS Securities, LLC as the committee's financial advisor. The Board of Directors established the special committee, which comprises all of Alico's independent directors, in August to consider any restructuring proposal from Atlantic Blue Trust, Inc., the Company's largest stockholder.

Alico also confirmed that it received an unsolicited letter from National Land Partners, LLC expressing the desire to discuss a potential acquisition of Alico by National Land. The Company's Board of Directors has referred the National Land letter to the special committee.

In addition, the Company announced that its Board of Directors has approved the special committee's recommendation to defer consideration of declaration and payment of the Company's annual dividend while the special committee undertakes its review.

Alico, Inc. is an agribusiness company operating in Central and Southwest Florida. The Company owns approximately 141,764 acres of land located in Collier, Hendry, Lee and Polk Counties. The Company is involved in various operations and activities including citrus fruit production, cattle ranching, sugarcane and sod production, and forestry. The Company also leases land for farming, cattle grazing, recreation, and oil exploration.

Some of the statements in this press release include statements about future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. These forward-looking statements, which include references to one or more potential transactions, payment of dividends and strategic alternatives under consideration, are predictive in nature or depend upon or refer to future events or conditions, are subject to known, as well as, unknown risks and uncertainties that may cause actual results to differ materially from our expectations. There can be no assurance that any transaction will result from the Company's discussions with Atlantic Blue Trust or any other third party, that any such transactions would be structured in the manner suggested or that any such transaction will be completed. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.


For further information, contact:
W. Bernard Lester
La Belle, Florida
(863) 675-2966